UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2012

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously discussed in the Current Report on Form 8-K of Motors Liquidation Company GUC Trust (the “GUC Trust”) filed on May 11, 2012, the GUC Trust is treated, for U.S. federal income tax purposes, as a disputed ownership fund taxed as a qualified settlement fund. As such, the GUC Trust recognizes taxable gain and/or loss from any dispositions and distributions of the common stock and warrants issued by General Motors Company (the “New GM Securities”) held by the GUC Trust (other than those New GM Securities distributed to beneficiaries of the GUC Trust on or before January 13, 2012), equal to the difference between the market value of the New GM Securities at the time of disposition or distribution and the tax basis of such New GM Securities, which tax basis was established on December 15, 2011. Any potential U.S. federal tax liability of the GUC Trust associated with such gains is referred to herein as “Taxes on Distribution.”

As previously discussed in the GUC Trust’s Current Report on Form 8-K filed on June 27, 2012, as at March 31, 2012 the GUC Trust had withheld, or set-aside, New GM Securities in an approximate aggregate amount of $108.6 million (based upon the fair value of such New GM Securities at March 31, 2012) from distribution to beneficiaries of the GUC Trust, for purposes of satisfying current or projected Taxes on Distribution. The aggregate number of New GM Securities set-aside from distribution for such purposes are referred to herein as the “Tax Holdback.” This process of setting-aside New GM Securities is not related to, and is separate from, the process of recording reserves for expected costs in the GUC Trust’s Statement of Net Assets in Liquidation as a matter of financial reporting, which is only required for expected costs of liquidation that are estimable and probable under applicable accounting standards.

Following the close of the fiscal quarter ended March 31, 2012, and as further described in the GUC Trust’s Current Report on Form 8-K filed on June 27, 2012, the trust administrator and trustee of the GUC Trust (the “GUC Trust Administrator”) modified the calculation utilized to determine the Tax Holdback for the fiscal quarter ended March 31, 2012 (such modified calculation, the “First Revised Calculation”). As disclosed in the GUC Trust’s Quarterly Report on Form 10-Q filed on August 14, 2012, pursuant to the First Revised Calculation as at June 30, 2012 the GUC Trust had withheld, or set-aside, New GM Securities in an approximate aggregate amount of $150.8 million (based upon the fair value of such New GM Securities at June 30, 2012).

Following the close of the fiscal quarter ended June 30, 2012, the GUC Trust Administrator conducted a review of the First Revised Calculation. On September 26, 2012, the GUC Trust Administrator announced that, in conjunction with the professionals employed by the GUC Trust and the trust monitor of the GUC Trust, it had determined to further modify the methodology underlying the First Revised Calculation (such further modified calculation, the “Second Revised Calculation”).

In the same manner as the First Revised Calculation, the Second Revised Calculation includes any current income tax liabilities for gains on the New GM Securities realized upon distribution or other liquidation during the current and prior fiscal periods and potential unrealized gains on the then-remaining New GM Securities held by the GUC Trust as at the end of the current fiscal period (after deducting certain expenses and the then-current estimated future deductible expenses of the GUC Trust). The Second Revised Calculation calculates such gains by comparing to their tax basis the respective market prices of the liquidated or distributed New GM Securities as at the date and time of any liquidation or distribution (in the case of realized gains), or the respective highest market prices of New GM Securities from December 15, 2011 to the relevant date of measurement (in the case of unrealized gains) for the then remaining New GM Securities held by the GUC Trust. The then-current applicable tax rate is applied to the realized and estimated potential unrealized gains determined in the manner set forth above, resulting in a total estimated potential tax reflected as a dollar value (the “Estimated Potential Tax”). Unlike the First Revised Calculation, however, the Second Revised Calculation then converts the Estimated Potential Tax into the number of New GM Securities comprising the Tax Holdback using the lowest respective closing price of the New GM Securities from December 15, 2011 to the relevant date of measurement. This differs from the First Revised Calculation, which used the respective closing prices of the New GM Securities on the last business day of the relevant fiscal quarter.

The Estimated Potential Tax as at the end of any past or future fiscal periods, insofar as it relates to unrealized gains, is only an estimate of such potential liability. The market prices for the New GM Securities used in making such estimates may differ from the actual prices prevailing at the time the gains are realized (upon distribution or other disposition); income tax rates may change; and the estimated future deductible GUC Trust expenses may differ from the actual amount of such expenses incurred by the GUC Trust. As a result, the Tax Holdback may need to be adjusted from one fiscal period to the next, and the amount of the Estimated Potential Tax as at the date of the most recent fiscal period (or as at the end of any prior or future period) may be more or less than the amount of income tax expense actually incurred by the GUC Trust. The GUC Trust Administrator intends to reevaluate the Estimated Potential Tax and the Tax Holdback on a quarterly basis.

Forward-Looking Statements

This Form 8-K contains forward-looking statements about the assets, prospects and plans of the GUC Trust. Actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, the GUC Trust’s incurrence of professional fees and other expenses in connection with administration of the GUC Trust, economic conditions, changes in tax and other governmental rules and regulations applicable to the GUC Trust, fluctuations in the market price of the New GM Securities, and other risks, as well as various risks and uncertainties associated with New GM, as described in New GM’s periodic and current reports filed under the Securities Exchange Act of 1934, as amended. These risks and uncertainties are beyond the ability of the GUC Trust to control, and in many cases, risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements cannot be predicted. When used in this Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “intends,” and “anticipates” and similar expressions are intended to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2012

MOTORS LIQUIDATION COMPANY GUC TRUST

By:	Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

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